    Exhibit 99.1

1
2012 Citi One-on-One MLP/Midstream
Infrastructure Conference
August 22-23, 2012
NASDAQ: CPNO

Disclaimer
Forward-Looking Statements
This presentation includes “forward-looking statements,” as defined in the federal securities laws. Statements that address activities or events that Copano believes will or may occur in the future are forward-looking statements. These statements include, but are not limited to, statements about future producer activity and Copano’s total distributable cash flow and distribution coverage. These statements are based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors management believes are reasonable.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following risks and uncertainties, many of which are beyond Copano’s control: the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to continue to obtain new sources of natural gas supply; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production; producers’ ability to drill and successfully complete and attach new natural gas supplies; the NGL content of new gas supplies; Copano’s ability to access or construct new processing, fractionation and transportation capacity; the availability of downstream transportation and other facilities for natural gas and NGLs;
mechanical failures and other operational risks affecting the performance of Copano’s processing plants and other facilities, higher construction costs or project delays due to inflation, limited availability of required resources, or the effects of environmental, legal or other uncertainties; general economic conditions; the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in
Copano’s quarterly and annual reports filed with the Securities and Exchange Commission.
Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Eagle Ford Shale to Drive Long-Term Value
Eagle Ford Shale play considered one of the best in North America
 • Size, quality and proximity to markets
Copano created and investing $1 billion in organic projects
 • Pipelines, processing, NGL and condensate handling
 • Capital invested at 5x multiple
Executed producer contracts totaling up to 1,000,000 MMBtu/d of committed volumes
 • Weighted average term of approximately 10 years
 • Copano’s total Eagle Ford volumes (including Eagle Ford Gathering JV volumes)
 averaged approximately 490,000 MMBtu/d in 2Q 2012
Increasing contribution from fee-based cash flows
 • Vast majority of our Eagle Ford shale contracts include fixed fees for gathering, processing, transportation and fractionation services, and producer volume commitments with deficiency payments
 Established footprint and relationships create opportunities for follow-on organic projects and acquisitions

2013 Guidance Reflects Initial Impact of Eagle Ford
Projects
Note: Please refer to 2Q 2012 earnings press release (issued August 8, 2012) for additional key assumptions underlying 2013 guidance.

DK Pipeline Southwest Extension
Further extend DK pipeline by adding
approximately 65 miles of 24”
pipeline southwest into McMullen
County
 • Provides access to significant new
 Eagle Ford Shale volumes
 • Ties additional existing Copano
 gathering systems directly to
 Houston Central complex
 • Supported by long-term producer
 volume commitment
Expect to begin service 2Q 2013
Estimated capital investment of
approximately $120 million

Double Eagle Condensate Pipeline Joint Venture
50/50 JV with Magellan Midstream
 • Utilizes Copano’s existing 14” Goebel
 pipeline and dual-line rights of way
 • 100,000 Bbls/d of nominal capacity
 • Ties into existing and expanded Magellan
 storage and loading docks at the Port of
 Corpus Christi
 • Interconnected to local petrochemical
 plants and refineries via Magellan
 terminal
 • Pipeline from Three Rivers to Corpus
 Christi expected to begin service by end
 of 2012; remaining assets 2Q 2013
Executed long-term, fee-based contracts with Talisman and Statoil
Estimated capital investment of approximately $100 million (includes Copano’s net JV costs and costs to convert Goebel pipeline)

Houston Central Complex Expansion Projects
New 400 MMcf/d cryogenic expansion
expected in service 1Q 2013
 • Average NGL recoveries will improve
 when the new cryogenic expansion
 comes online
 • When Formosa’s new fractionator
 becomes operational in 2Q 2013,
 recoveries will further improve
 • Estimated capital investment of $165
 million
 - Acceleration of some capital
 expenditures into 4Q 2012 to expedite in-
 service date

Houston Central Complex Expansion Projects
Second 400 MMcf/d cryogenic expansion further enhances NGL recoveries when placed in service in mid-2014
 • Supported by long-term producer contract and higher recovery rates
 • Expected capital investment of $190 million at a 5x multiple
Following second cryogenic expansion, Copano will have 1 Bcf/d of highly efficient processing capacity backed by long-term producer commitments
 • Key driver to creating long-term unitholder value from Eagle Ford Shale play

Summary of Eagle Ford Shale Infrastructure
Announced total capital investment of over $950 million
In excess of 1 Bcf/d of pipeline and processing capacity
Greater than 100,000 Bbls/d of fractionation capacity

Mississippi Lime Play
Focused on the eastern side of the
play (east of the Nemaha ridge)
 • Volumes tend to have higher NGL
 and nitrogen content compared to the
 western side of the play
Approaching roughly 50,000 acres in
dedications from multiple producers
Commenced construction of pipeline
connecting Copano’s Osage and
Stroud systems
 • Allows for rich Mississippi Lime gas to
 be delivered to the Paden processing
 plant, which has nitrogen rejection
 capabilities
 • Expect to begin service 1Q 2013

Organic Projects - Texas &
Oklahoma
Business Segment
Updates
Finance & Commodity Risk
Management
Agenda
Organic Projects
Texas & Oklahoma
Business Segment
Updates
Finance & Commodity Risk
Management

Recent Developments
Saint Jo system - north Barnett Shale
Combo
 • Plant fully committed under long-term,
 fee-based contracts
 • Plant running at or above nameplate
 capacity
 • Southeast extension of Saint Jo
 gathering system
 - Gathered volumes are incremental to
 current processed volumes
 - Expect initial service beginning 3Q 2012
 - Capital investment of $12.5 million
 (includes pipe and compression)

Texas Outlook
Eagle Ford Shale
 • Approximately 250 rigs currently running in the Eagle Ford Shale
 • Continue to expect volume increases on both wholly owned and joint venture assets for the balance of 2012 and beyond
North Barnett Shale Combo
 • Copano’s largest producer continues an active drilling program in the area
Expect segment gross margin in 3Q 2012 to be slightly lower compared to 2Q
2012 due to lower NGL price environment and lower volumes processed at the
Lake Charles plant, offset by growth in Eagle Ford Shale volumes

Oklahoma Outlook
Rich gas (primarily Hunton dewatering and Mississippi Lime)
 • Drilling activity steady in 3Q 2012 compared to 2Q 2012
 • 2 rigs running in the Hunton, 8 rigs in the Mississippi Lime and 7 rigs in other rich gas areas
 • In the Mississippi Lime, volume growth expected as drilling activity increases
Lean gas (primarily Woodford Shale)
 • Volumes expected to be slightly down in 3Q 2012 compared to 2Q 2012 due to natural well decline
 • No active rigs
Expect segment gross margin to be slightly lower in 3Q 2012 compared to 2Q
2012 due to lower commodity prices during the third quarter, offset by volume growth in the Mississippi Lime

Rocky Mountains Outlook
Drilling and dewatering activity will be driven by commodity prices and producer economics
 • 3Q 2012 volumes for Bighorn expected to be lower compared to 2Q 2012
 • 3Q 2012 volumes for Fort Union expected to be lower compared to 2Q 2012
3Q 2012 Adjusted EBITDA expected to be $3 million lower compared to 2Q
2012, which included Copano’s share of annual payments for treating deficiency fees Fort Union earned in 2011

Organic Projects - Texas &
Oklahoma
Business Segment
Updates
Finance & Commodity Risk
Management
Agenda
Organic Projects
Texas & Oklahoma
Business Segment
Updates
Finance & Commodity Risk
Management

Liquidity and Capitalization
As of June 30, 2012, total available liquidity approximately $284 million
On July 30, 2012, S&P lowered Copano’s corporate credit rating and senior unsecured rating to B+ and B, respectively

Shifting Contract Mix
Continued shift towards a more fee-based mix
 • Eagle Ford Shale and north Barnett Shale Combo volume growth are key drivers
Contract Mix as a % of Gross Margin
	2Q 2010	4Q 2011	2Q 2012	2013P
Fee-based	33%	48%	62%	55-60%

Percentage-of- proceeds	31%	26%	18%
Keep-whole/Other	33%	41%	16%
Net hedging	3%	-15%	4%
Net commodity exposed	67%	52%	38%	40-45%
Note: Includes Copano’s share of gross margin from unconsolidated affiliates. Approximate percentages based on Copano internal financial planning models.

Expansion Capital Expenditures
Board-approved 2012 expansion capex of $400-$430 million
Guidance Range

Hedging Strategy
Continued shift towards a more fee-based contract mix
 • Reliance on hedging will decrease as contract mix changes over time
2012 hedged near policy limits for all products except ethane
 • Approximately 90% of propane, butane, natural gasoline and condensate exposure hedged
 • Approximately 40% of ethane exposure hedged
2013 hedging positions continue to be added
 • Between 70% and 90% of propane, butane, natural gasoline and condensate exposure hedged
 • No ethane hedges for 2013
Recently executed initial hedge positions for 2014
 • Approximately 25% of condensate exposure hedged

Appendix

Oklahoma Assets
OKLAHOMA

South Texas Assets
TEXAS

North Texas Assets
TEXAS

Rocky Mountains Assets
WYOMING

Commodity-Related Margin Sensitivities
Matrix reflects 2Q 2012 wellhead and plant inlet volumes, adjusted using
Copano’s 2012 planning models
(1) Consists of Texas and Oklahoma Segment gross margins.

Texas Net Commodity Exposure
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models. Based on 2Q 2012 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central complex permits significant reductions in ethane recoveries in ethane rejection mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central complex, pentanes+ may be sold as condensate.

Texas Commodity Price Sensitivities
Texas segment gross margins excluding hedge settlements
 • Matrix reflects 2Q 2012 volumes and operating conditions, adjusted using Copano’s
 2012 planning models
Note: Please see this Appendix for definitions of processing modes and additional details.

Oklahoma Net Commodity Exposure
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models. Based on 2Q 2012 daily wellhead/plant inlet volumes.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

Oklahoma Commodity Price Sensitivities
Oklahoma segment gross margins excluding hedge settlements
 • Matrix reflects 2Q 2012 volumes, adjusted using Copano’s 2012 planning models
Note: Please see this Appendix for definitions of processing modes and additional details.

Rocky Mountains Sensitivities
2Q 2012 Adjusted EBITDA volume sensitivity (positive or negative impact)
 • Bighorn: 10,000 MMBtu/d = $254,000(1)
 • Fort Union: 10,000 MMBtu/d = immaterial impact until physical volumes exceed long-term contractual volume commitments
 - 2Q 2012 pipeline throughput: 626,107 MMBtu/d
 - 2Q 2012 revenue based on 774,455 MMBtu/d of volume commitments
Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

Hedging Impact of Commodity Price Sensitivities
Commodity hedging program supplements cash flow in 2012 through 2013 during less favorable commodity price periods

Processing Modes
Full Recovery
Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs
Ethane Rejection
Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)

Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA
 • We define adjusted EBITDA as:
 - net income (loss);
 - plus interest and other financing costs, provision for income taxes, depreciation, amortization and impairment expense, non-cash amortization expense associated with our commodity derivative instruments, distributions from unconsolidated affiliates, loss on refinancing of unsecured debt and equity-based compensation expense;
 - minus equity in earnings (loss) from unconsolidated affiliates and unrealized gains (losses) from commodity risk management activities; and
 - plus or minus other miscellaneous non-cash amounts affecting net income (loss) for the period.
 • The following table presents a reconciliation of the portion of our EBITDA and Adjusted EBITDA attributable to each of our segments to the GAAP financial measure of net income (loss).